ForeInvestors Choice Variable Annuity

Supplement Dated July 25, 2022 to your

Prospectus dated May 2, 2022

Delaware Ivy VIP Securian Real Estate Securities

On May 19, 2022, the Board of Trustees of the Ivy Variable Insurance Portfolios (the “Board”) approved the termination of the sub-advisory agreement between Delaware Management Company and Securian Asset Management, Inc. as it relates to the above referenced Fund. The Board also approved the appointment of Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Funds Management Hong Kong Limited as sub-advisers for the above referenced Fund.

In addition, the Board also approved a name change of the Fund to Delaware VIP Real Estate Securities.

Effective on or about July 31, 2022, the “Fund - Share Class Adviser/Sub-Adviser” column in “Appendix B – Funds Available Under the Contract” of your prospectus is deleted and replaced as follows for the Delaware Ivy VIP Securian Real Estate Securities:

Fund Name Prior to July 31, 2022	Fund Name On or After July 31, 2022
Delaware Ivy VIP Securian Real Estate Securities - Class II(1)(6)	Delaware VIP Real Estate Securities - Class II(1)(6)

Adviser/Sub-Adviser Prior to July 31, 2022	Adviser/Sub-Adviser On/After July 31, 2022
Adviser: Delaware Management Company	Adviser: Delaware Management Company
Sub-Adviser: Securian Asset Management, Inc.	Sub-Adviser: Macquarie Investment Management Global Limited
Sub-Adviser: Macquarie Investment Management Europe Limited
Sub-Adviser: Macquarie Funds Management HK Ltd.

(1) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

(6) Name change effective on or about July 31, 2022. Formerly Delaware Ivy VIP Securian Real Estate Securities.

This Supplement Should Be Retained For Future Reference.

FIC-072522-MC